SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                              Form 8-K

           Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):
                           February 16, 2000

                         ....Photronics, Inc....
        (Exact name of registrant as specified in its charter)




Connecticut                 0-15451               06-0854886
(State or other           (Commission           (IRS Employer
jurisdiction               File Number)      Identification No.)
of Incorporation)




 1061 East Indiantown Road, Jupiter, FL                33477
(Address of principal executive offices)             (Zip Code)



            Registrant's telephone number, including area code:
                                (561) 745-1222






     --------------------------------------------------------------
     (Former name or former address, if changed since last report.)

Item 5. Other Events

     On February 16, 2000, Photronics, Inc. issued a press release announcing the financial results for its first quarter ended
January 30, 2000. The press release is filed herewith as an exhibit.


Item 7.    Financial Statements and Exhibits

(a)        Financial statements of business acquired

           Not applicable


(b)        Pro forma financial information

           Not applicable

(c)        See Exhibits Index

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PHOTRONICS, INC.


                                      JEFFREY P. MOONAN
                                      ___________________________
February 22, 2000                     By:    Jeffrey P. Moonan
                                      Title: Executive VP Finance
                                             & Administration

                         EXHIBITS INDEX


Exhibit No.              Description

99.1                     Press release dated February 16, 2000.